ACQUISITION OF PERCEIVEMD	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about business combination [abstract]
ACQUISITION OF PERCEIVEMD [Text Block]

NOTE 4 - ACQUISITION OF PERCEIVEMD

On August 10, 2021, the Company acquired all of the issued and outstanding shares of PerceiveMD. PerceiveMD is a multidisciplinary, patient-focused center providing comprehensive assessments for medical cannabis and other therapies. The acquisition will allow the Company to generate revenue from providing cannabis under medical prescriptions. At closing, the Company issued 2,513,720 common shares to the former shareholders of PerceiveMD at a share price on the date of acquisition of $0.80 per share for $2,010,976 and $10,000 in cash, for total consideration of $2,020,976. The transaction was accounted for as a business combination under IFRS 3 Business Combinations. The allocation of the purchase consideration is as follows:

Assets acquired:	$
Cash	26,302
Accounts receivable	13,647
Corporate taxes receivable	26,000
65,949
Liabilities assumed:
Accounts payable and other accrued liabilities	(19,206)
Fair value of net assets acquired	46,743

Purchase consideration
Share consideration	2,010,976
Cash consideration	10,000
2,020,976
Identifiable intangible asset:
Patient relationships	414,000
Deferred tax liability	(112,000)
Goodwill	1,672,233

The carrying value of the assets and liabilities acquired equates to fair value due to their short-term nature, other than patient relationships ("Patient Relationships") which are amortized over their estimated useful economic lives. The fair value of Patient Relationships was determined using the discounted cash flow method considering the future cashflows expected to be received from patients, adjusted to reflect attrition. The key assumptions used in the cash flow projection related to Patient Relationships include: a discount rate of 16%; patient attrition rate of 20%; number of patients of 3,492 at the acquisition date; annual spending of $143 per patient, assumed growth at a long-term annual rate of 2%.

The Company's acquisition of PerceiveMD constituted a related party transaction as Michael Forbes, Chief Executive Officer and a director of the Company was also a director and controlling shareholder of PerceiveMD.

The goodwill generated as a result of this acquisition relates to other intangible assets that do not qualify for separate recognition. The two companies have operating synergies that can be leveraged subsequent to the acquisition by allowing the Company to sell manufactured products directly to clinical patients, increasing margins of both companies.

During the year ended December 31, 2022, the Company included in the consolidated statement of loss and comprehensive loss is $428,220 (2021 - $185,496) of revenue and loss of $8,386 (2021 - income of $47,829) from PerceiveMD. In addition, the Company impaired the goodwill of PerceiveMD by $1,672,233 (Note 11) due to delays in the Company's ability to realize business synergies. If the acquisition occurred on January 1, 2021, management estimates that during the year ended December 31, 2021 revenue would have increased by $494,656 (unaudited) and net income would have been increased to approximately $127,545 (unaudited), respectively.